SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) August 14, 2002



                             WASHINGTON MUTUAL, INC.
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             (Exact name of registrant as specified in its charter)



       Washington                    1-14667                  91-1653725
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(State or other jurisdiction)   (Commission File No.)     (I.R.S. Employer
   of Incorporation                                       Identification No.)



                                1201 Third Avenue
                            Seattle, Washington 98101
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              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:      (206) 461-2000

Item 9.  Regulation FD Disclosure.

               On August 14, 2002, Kerry K. Killinger, Chairman, President and Chief Executive Officer and William A. Longbrake, Vice Chair, Enterprise Risk Management and Chief Financial Officer of Washington Mutual, Inc., made the following written statements, under oath, pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (SEC File No. 4-460):

















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


               Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

         I, Kerry K. Killinger, Chairman, President and Chief Executive Officer of Washington Mutual, Inc. ("Washington Mutual" or the "Company"), state and attest that:

         (1) To the best of my knowledge, based upon a review of the covered reports of Washington Mutual, and, except as corrected or supplemented in a subsequent covered report:

          o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          o no covered report omitted a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

         (2) I have reviewed the contents of this statement with the Company's Audit Committee.

         (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          o Annual Report on Form 10-K for the year ended December 31, 2001 of Washington Mutual;

          o All reports on Form 10-Q, all reports on Form 8-K, and all definitive proxy materials of Washington Mutual filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          o    Any amendments to any of the foregoing.



/s/ Kerry K. Killinger                           Subscribed and sworn to
-------------------------                        before me this 14th day of
Kerry K. Killinger                               August, 2002.
Chairman, President and
  Chief Executive Officer
August 14, 2002                                  /s/ Diane J. Werner
                                                 -------------------------------
                                                 Notary Public

                                                 My Commission Expires:
                                                 January 4, 2003





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




               Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

         I, William A. Longbrake, Vice Chair, Enterprise Risk Management and Chief Financial Officer of Washington Mutual, Inc. ("Washington Mutual" or the "Company"), state and attest that:

         (1) To the best of my knowledge, based upon a review of the covered reports of Washington Mutual, and, except as corrected or supplemented in a subsequent covered report:

          o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          o no covered report omitted a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

         (2) I have reviewed the contents of this statement with the Company's Audit Committee.

         (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          o Annual Report on Form 10-K for the year ended December 31, 2001 of Washington Mutual;

          o All reports on Form 10-Q, all reports on Form 8-K, and all definitive proxy materials of Washington Mutual filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          o    Any amendments to any of the foregoing.



/s/ William A. Longbrake                         Subscribed and sworn to
--------------------------------------           before me this 14th day of
William A. Longbrake                             August, 2002.
Vice Chair, Enterprise Risk Management
  and Chief Financial Officer
August 14, 2002                                  /s/ Diane J. Werner
                                                 -------------------------------
                                                 Notary Public

                                                 My Commission Expires:
                                                 January 4, 2003




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




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                  WASHINGTON MUTUAL, INC.



                                  By:      /s/ Fay L. Chapman
                                     ------------------------------------------
                                           Fay L. Chapman
                                           Senior Executive Vice President

         Date: August 14, 2002
















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